Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	May 9, 2005
Issuer Name and Ticker or Trading Symbol:	New Skies Satellites Holdings Ltd. (NSE)

Designated Filer:	Blackstone Capital Partners (Cayman) IV L.P.

Other Joint Filers:

Blackstone Family Investment Partnership (Cayman) IV-A L.P.

Blackstone Capital Partners (Cayman) IV-A L.P.

Blackstone NSS Communications Partners (Cayman) L.P.

Blackstone Family Communications Partnership (Cayman) L.P.

Peter G. Peterson

Stephen A. Schwarzman

Addresses:	The principal business address of each of the Joint Filers above is c/o The Blackstone Group, 345 Park Avenue, New York, New York 10154

Signatures:	Blackstone Capital Partners (Cayman) IV L.P.

	By:	Blackstone Management Associates (Cayman) IV L.P., its General Partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its General Partner

	By:	/s/ John A. Magliano
		Name:	John A. Magliano
		Title:	Director

Blackstone Family Investment Partnership (Cayman) IV-A L.P.

	By:	Blackstone Management Associates (Cayman) IV L.P., its General Partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its General Partner

	By:	/s/ John A. Magliano
		Name:	John A. Magliano
		Title:	Director

Blackstone Capital Partners (Cayman) IV-A L.P.

	By:	Blackstone Management Associates (Cayman) IV L.P., its General Partner

	By:	Blackstone LR Associates (Cayman) IV Ltd., its General Partner

	By:	/s/ John A. Magliano
		Name:	John A. Magliano
		Title:	Director

Blackstone NSS Communications Partners (Cayman) L.P.

By:	Blackstone Communications Management Associates (Cayman) L.P., its General Partner

By:	Blackstone FI Communications Associates (Cayman) Ltd., its General Partner

By:	/s/ John A. Magliano
	Name:	John A. Magliano
	Title:	Director

Blackstone Family Communications Partnership (Cayman) L.P.

By:	Blackstone Communications Management Associates (Cayman) L.P., its General Partner

By:	Blackstone FI Communications Associates (Cayman) Ltd., its General Partner

By:	/s/ John A. Magliano
	Name:	John A. Magliano
	Title:	Director

/s/ Peter G. Peterson

Peter G. Peterson

/s/ Stephen A. Schwarzman

Stephen A. Schwarzman